Exhibit 10.3

SECOND AMENDED AND RESTATED REVOLVING NOTE

$14,500,000.00	June 12, 2024

The undersigned (each, a "Borrower" and collectively, the "Borrowers"), for value received, promises to pay to the order of ECLIPSE BUSINESS CAPITAL SPV, LLC (f/k/a ENCINA BUSINESS CREDIT SPV, LLC) ("Lender"), at its principal office, the aggregate unpaid amount of all Revolving Loans made to Borrowers by Lender pursuant to the Loan Agreement (defined below), such principal amount to be payable on the dates and in the manner set forth in the Loan Agreement.

Borrowers further promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan and Security Agreement, dated as of October 2, 2019 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, the other Loan Party Obligors from time to time party thereto, Lender, the other Lenders from time to time party thereto and ECLIPSE BUSINESS CAPITAL LLC (f/k/a ENCINA BUSINESS CREDIT, LLC), as agent for the Lenders (in such capacity, "Agent"), to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Amended and Restated Revolving Note may or must be paid prior to its due date or its due date accelerated. Terms not otherwise defined herein are used herein as defined in the Loan Agreement.

This Second Amended and Restated Revolving Note shall be in substitution for and replacement of that certain Amended and Restated Revolving Note dated January 26, 2022 in the original principal amount of $12,500,000 issued by Borrowers to Lender (the "Existing Note"). The outstanding indebtedness evidenced by the Existing Note is continuing indebtedness and nothing contained herein shall be deemed to constitute payment, settlement or a novation of the Existing Note or release or otherwise adversely affect any lien or security interest securing such indebtedness.

THIS AMENDED AND RESTATED REVOLVING NOTE IS MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[signature pages follow]

NEOS THERAPEUTICS, INC., a Delaware corporation, as a Borrower
By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company, as a Borrower
By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS, LP, a Texas limited partnership, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

Signature Page to Amended and Restated Revolving Note

AYTU BIOPHARMA, INC., a Delaware corporation, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

PHARMAFAB TEXAS, LLC, a Texas limited liability company, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

AYTU THERAPEUTICS LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

CHERRY CREEK THERAPEUTICS, INC., a Delaware corporation, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

Signature Page to Amended and Restated Revolving Note